                                                                 Exhibit 10.14.8
11.16.98



                 SECOND AMENDMENT TO LETTER OF CREDIT FACILITY
                 ---------------------------------------------
                          AND REIMBURSEMENT AGREEMENT
                          ---------------------------


          THIS SECOND AMENDMENT TO LETTER OF CREDIT FACILITY AND REIMBURSEMENT AGREEMENT, dated as of November 13, 1998 (this "Amendment"), by and among X.L. Insurance Company, Ltd., X.L. Europe Insurance, X.L. Midocean Reinsurance Company, Ltd. (successor to X.L. Global Reinsurance Company, Ltd.) and Venton Underwriting Group Limited (the "Account Parties"), X.L. Insurance Company, Ltd. and X.L. Investments Ltd. (the "Guarantors"), Mellon Bank, N.A., as Issuing Bank and Agent (the "Agent") and the banks listed on the signature pages hereto (collectively, the "Banks").


                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, the Account Parties, the Guarantors, the Banks, and the Agent are parties to a Letter of Credit Facility and Reimbursement Agreement, dated as of February 27, 1998, (as amended by the First Amendment thereto dated as of August 3, 1998, the "Credit Agreement"), pursuant to which the Banks have agreed, on the terms and subject to the conditions described therein, to make a letter of credit facility available to the Account Parties; and

          WHEREAS, Venton Underwriting Group Limited is proposed to be sold by X.L. Insurance Company, Ltd. and, upon consummation of such sale, it is desired that Venton Underwriting Group Limited no longer be an Account Party under, or a party to, the Credit Agreement; and

          WHEREAS, the Account Parties and the Guarantors have requested the Banks to increase the aggregate stated amount of letters of credit which may have an expiration date later than one year after the date of issuance; and

          WHEREAS, the Banks are willing to amend the Credit Agreement as set forth below; and

          WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

          SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT.  The Credit Agreement is
                      ------------------------------
hereby amended as follows:

          (a) Section 2.01(b) of the Credit Agreement, entitled "Terms of Letters of Credit", is hereby amended by deleting the phrase "up to $200,000,000 may have an expiration date no later than five years from the date of issuance" and inserting in lieu thereof the phrase "up to $300,000,000 may have an expiration date no later than five years from the date of issuance".

          (b) Upon certification to the Agent by X.L. Insurance Company, Ltd. that Venton Underwriting Group Limited is no longer an affiliate of X.L. Insurance Company, Ltd. and the delivery to Mellon Bank, N. A. of documentation satisfactory to it with respect to the guarantee of reimbursement liabilities for letters of credit issued for the account of Venton Underwriting Group Limited by Underwriters Reinsurance Company, Venton Underwriting Group Limited will cease to be an Account Party under, and will cease to be a party to, the Credit Agreement.


          SECTION 2.  EFFECTIVENESS AND EFFECT OF AMENDMENT.  This Amendment
                      -------------------------------------
shall become effective upon execution and delivery by the Required Banks and the Credit Parties. The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

          SECTION 3.  GOVERNING LAW.  This Amendment shall be deemed to be a
                      -------------
contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

          SECTION 4.  COUNTERPARTS.  This Amendment may be executed in any
                      ------------
number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                        X.L. INSURANCE COMPANY, LTD.
                                             as an Account Party and as a
                                             Guarantor


                                        By:_____________________________________
                                        Title:__________________________________

                                   X.L. MIDOCEAN REINSURANCE COMPANY, LTD.
                                       as an Account Party

                                   By:_____________________________________
                                   Title:__________________________________



                                   X.L. EUROPE INSURANCE, as an
                                       Account Party

                                   By:_____________________________________
                                   Title:__________________________________



                                   VENTON UNDERWRITING GROUP LIMITED


                                   By:_____________________________________
                                   Title:__________________________________



                                   X.L. INVESTMENTS LTD., as a
                                       Guarantor


                                   By:_____________________________________
                                   Title:__________________________________



                                   MELLON BANK, N.A., as a Bank,
                                   Issuing Bank and as Agent


                                   By:_____________________________________
                                   Title:__________________________________



                                   BANK OF TOKYO - MITSUBISHI LTD.,
                                       as a Bank

                                   By:_____________________________________
                                   Title:__________________________________

                                       THE BANK OF NOVA SCOTIA,
                                           as a Bank


                                       By:_____________________________________
                                       Title:__________________________________



                                       THE CHASE MANHATTAN BANK,
                                           as a Bank


                                       By:_____________________________________
                                       Title:__________________________________




                                       THE BANK OF BERMUDA LIMITED,
                                           as a Bank


                                       By:_____________________________________
                                       Title:__________________________________



                                       ROYAL BANK OF CANADA,
                                           as a Bank


                                       By:_____________________________________
                                       Title:__________________________________




                                       BANQUE NATIONALE DE PARIS,
                                           as a Bank


                                       By:_____________________________________
                                       Title:__________________________________



                                       By:_____________________________________
                                       Title:__________________________________

                                       CREDIT LYONNAIS NEW YORK BRANCH,
                                         as a Bank

                                       By:_____________________________________
                                       Title:__________________________________


                                       By:_____________________________________
                                       Title:__________________________________




                                       BANK OF AMERICA NT&SA,
                                         as a Bank


                                       By:_____________________________________
                                       Title:__________________________________



                                       BANK AUSTRIA AKTIENGESELLSCHAFT,
                                         as a Bank


                                       By:_____________________________________
                                       Title:__________________________________



                                       By:_____________________________________
                                       Title:__________________________________



                                       DEUTSCHE BANK AG, NEW YORK OR
                                         CAYMAN ISLANDS BRANCHES,
                                         as a Bank


                                       By:_____________________________________
                                       Title:__________________________________



                                       By:_____________________________________
                                       Title:__________________________________